SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                 FORM 8-K


                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              February 23, 2006
                              -----------------
                               Date of Report
                     (Date of earliest event reported)


                                  EGENE, INC.
                                  -----------
           (Exact name of registrant as specified in its charter)



    Nevada                          0-32393                     87-0645507
    ------                          -------                     ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                    17841 Fitch, Irvine, California 92614
                    -------------------------------------
                   (Address of Principal Executive Offices)

                               (949) 250-8686
                               --------------
                       (Registrant's Telephone Number)

                                     N/A
                                    -----
        (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

     On February 23, 2006, eGene, Inc., a Nevada corporation ("eGene" or the "Company"), entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement") by and among the Company and Udo Henseler, a director of the Company ("Henseler").

     The following are the principal terms of the Settlement Agreement:

     1. For and in consideration of the payment of the sum of Two Hundred Eighty Two Thousand Eight Hundred Eighty-Eight and 00/100 Dollars ($282,888.00), together with interest at the rate of four percent (4%) per annum, to be paid to Henseler by eGene in monthly installments until paid in full, Henseler released eGene from and against any and all claims which Henseler ever had, now has or hereafter may have against eGene.

     2. eGene released Henseler from and against any and all claims which eGene ever had, now has or hereafter may have against Henseler.

     3. Henseler agreed to resign as a member of the Board of Directors of eGene subsequent to his resignation from his eGene CEO position in July 2005.

     4. Henseler will retain approximately 143,334 unexercised, vested stock options in eGene and shall be permitted by eGene to exercise such options at an exercise price of $0.05 each for a total exercise price of $7,166.70 within thirty (30) months of the date of the execution of the Settlement Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a) Effective on February 23, 2006, and pursuant to the Settlement Agreement, Udo Henseler resigned as a director of the Company. See Item 1.01 above.



                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGENE, INC.


Date:  2/23/06                           /s/ Varoujan Amirkhanian
      --------------                    --------------------------
                                        Varoujan Amirkhanian
                                        Vice President and Director